UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2009
GLOBAL EMPLOYMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51737	43-2069359

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Park Meadows Dr., Suite 375 Lone Tree, Colorado	80124

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 216-9500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
We previously filed a current report on Form 8-K on March 16, 2009 disclosing the entering into and closing of a transaction between Global Employment Holdings, Inc., referred to herein as Global, Temporary Placement Service, Inc., referred to herein as TPS, a wholly owned subsidiary of Global, and Eastern Staffing, LLC, d.b.a. Select Staffing, referred to herein as Select, pursuant to an Asset Purchase and Sale Agreement (the “Agreement”) under which Global sold to Select substantially all of the business of TPS. This current report on Form 8-K/A is filed to provide additional information about the transaction, such as filing exhibits and reporting the unaudited pro forma consolidated condensed balance sheet representing the historical balance sheet of Global, giving effect to the disposition as if it had been consummated on September 28, 2008 and the unaudited pro forma consolidated condensed statements of operations for the nine months ended September 28, 2008 and year ended December 30, 2007 representing the historical statements of operations of Global as if the disposition had been consummated on December 31, 2008 and January 2, 2007, the beginning of Global’s respective fiscal years.
Item 2.01 Completion of Acquisition or Disposition of Assets
On March 12, 2009, Global and TPS closed on the Agreement with Select. Under the Agreement, Select purchased substantially all of the property, assets, business and contracts of TPS, excluding the accounts receivable of TPS, and Select assumed certain liabilities of TPS. The aggregate purchase price was $1,950,000. The purchase price consists of a cash payment of $1,000,000 at closing, a $700,000 note due March 20, 2009 and a two-year $250,000 note, bearing interest at 6% per annum, with principal payable in quarterly installments of $20,000 and the balance due on the maturity date of March 9, 2011. Global retained the rights to collect customer accounts receivable of approximately $5,500,000.
Item 9.01 Financial Statements and Exhibits

Item 9.01 (b) Pro Forma Financial Information
INDEX TO FINANCIAL STATEMENTS

Introduction and Notes to the Unaudited Pro Forma Consolidated Condensed Balance Sheet and Statements of Operations	F-1

Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 28, 2008	F-2

Unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine months ended September 28, 2008	F-3

Unaudited Pro Forma Consolidated Condensed Statement of Operations for the year ended December 30, 2007	F-4

Introduction to the Unaudited Pro Forma Consolidated Condensed Balance Sheet and Statements of Operations
On March 12, 2009, Global and TPS closed on the Agreement with Select. Under the Agreement, Select purchased substantially all of the property, assets, business and contracts of TPS, excluding the accounts receivable of TPS, and Select assumed certain liabilities of TPS. The aggregate purchase price was $1,950,000. The purchase price consists of a cash payment of $1,000,000 at closing, a $700,000 note due March 20, 2009 and a two-year $250,000 note, bearing interest at 6% per annum, with principal payable in quarterly installments of $20,000 and the balance due on the maturity date of March 9, 2011. Global retained the rights to collect customer accounts receivable of approximately $5,500,000.
The unaudited pro forma consolidated condensed balance sheet represents the historical consolidated balance sheet of Global, giving effect to the disposition as if it had been consummated on September 28, 2008 and the unaudited pro forma consolidated condensed statements of operations for the nine months ended September 28, 2008 and year ended December 30, 2007 represents the consolidated historical statements of operations of Global as if the disposition had been consummated on December 31, 2008 and January 2, 2007, the beginning of Global’s respective fiscal years. You should read this information in conjunction with the consolidated financial statements and notes thereto included in the Global’s annual report on Form 10-K for the fiscal year ended December 30, 2007 and Form 10-Q for the nine months ended September 28, 2008.
We present the unaudited pro forma consolidated condensed financial information for informational purposes only. The pro forma information is not necessarily indicative of what our operating results actually would have been had we completed the disposition on September 28, 2008, the last day of our fiscal third quarter of 2008 or December 31, 2008 or January 2, 2007, the beginning of Global’s respective fiscal years. In addition, the unaudited pro forma consolidated condensed financial information does not purport to project the future financial position or operating results of Global.
Notes to the Unaudited Pro Forma Consolidated Condensed Financial Statements

DESCRIPTION OF TRANSACTION AND BASIS OF PRESENTATION
Refer to the description of the transaction above.
(a)	To adjust assets acquired and liabilities assumed by Select.

(b)	To adjust unallocated intangibles related to our acquisition of certain assets in June 2008 used in TPS’ business.

(c)	To record the pay down of senior credit facility from cash received at closing.

(d)	To reflect the net tax benefit of the pro forma adjustments at an effective rate of approximately 37%.

(e)	To record the estimated net gain of the disposition.

(f)	To adjust net interest expense based on the estimated average balance of senior debt and interest income on the $250,000 note.

(g)	To record adjustment to net deferred tax assets for tax basis of goodwill and intangibles and state net operating loss carry forwards.

(h)	To record notes receivable from Select.

(i)	To accrue for expenses and other costs of the transaction.

GLOBAL EMPLOYMENT HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

	September 2008
	Global			Global
	Employment			Employment
	Holdings, Inc.	Pro Forma		Holdings, Inc.
	(As Reported)	Adjustments		(Pro Forma)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,000	$—		$5,000
Restricted cash	202,000	—		202,000
Accounts receivable, net	23,730,000	—		23,730,000
Deferred income taxes	943,000	—		943,000
		780,000	(h)
Prepaid expenses and other current assets	2,256,000	(91,000	)(a)	2,945,000

Total current assets	27,136,000	689,000		27,825,000

Property and equipment, net	2,553,000	(227,000	)(a)	2,326,000
Deferred income taxes	10,056,000	(233,000	)(g)	9,823,000
Other assets, net	1,402,000	(44,000	)(a)	1,528,000
		170,000	(h)
Intangibles, net	4,418,000	—		4,418,000
Goodwill	19,487,000	(300,000	)(b)	19,187,000

Total assets	$65,052,000	$55,000		$65,107,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Bank overdrafts	$1,771,000	$—		$1,771,000
Accounts payable	196,000	—		196,000
Accrued liabilities	20,566,000	(161,000	)(a)	20,556,000
		151,000	(i)
Current portion of long-term debt — credit facility	2,550,000	—		2,550,000
Line of credit	10,087,000	(300,000	)(c)	9,787,000

Total current liabilities	35,170,000	(310,000)		34,860,000

Other long-term liabilities	760,000	(42,000	)(a)	718,000
Warrant and conversion liability	479,000	—		479,000
Warrant and conversion liability due to related parties	40,000	—		40,000
Long-term debt — credit facility	1,700,000	(700,000	)(c)	1,000,000
Long-term debt — convertible notes, net	14,052,000	—		14,052,000
Long-term debt — convertible notes, due to related parties, net	1,475,000	—		1,475,000
Mandatorily redeemable preferred stock, net	6,047,000	—		6,047,000
Mandatorily redeemable preferred stock, due to related parties, net	499,000	—		499,000

Total liabilities	60,222,000	(1,052,000)		59,170,000

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Series A preferred stock, $.001 par value, 10,000,000 authorized shares designated, 12,750 issued and outstanding in 2008. Included above under mandatorily redeemable preferred stock, net
Common stock, $.001 par value, 40,000,000 shares authorized; 10,555,010 issued, 10,548,330 outstanding in 2008	1,000	—		1,000
Treasury stock, at cost, 6,680 shares in 2008	—	—		—
Additional paid in capital	34,430,000	—		34,430,000
Accumulated deficit	(29,601,000)	1,107,000	(e)	(28,494,000)

Total stockholders’ equity	4,830,000	1,107,000		5,937,000

Total liabilities and stockholders’ equity	$65,052,000	$55,000		$65,107,000

The accompanying notes are an integral part of these unaudited pro forma consolidated condensed financial statements

GLOBAL EMPLOYMENT HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

	Nine months ended September 2008
	Global				Global
	Employment	Temporary			Employment
	Holdings, Inc.	Placement	Pro Forma		Holdings, Inc.
	(As Reported)	Services, Inc.	Adjustments		(Pro Forma)

REVENUES, net	$130,926,000	$(46,994,000)	$—		$83,932,000
COST OF SERVICES	97,157,000	(39,808,000)	—		57,349,000

GROSS PROFIT	33,769,000	(7,186,000)	—		26,583,000

OPERATING EXPENSES
Selling, general and administrative	27,287,000	(5,630,000)	—		21,657,000
Depreciation and amortization	2,020,000	(161,000)	—		1,859,000

Total operating expenses	29,307,000	(5,791,000)	—		23,516,000

OPERATING INCOME	4,462,000	(1,395,000)	—		3,067,000

OTHER INCOME (EXPENSE)
Interest expense:
Other interest expense, net of interest income	(6,673,000)	10,000	50,000	(f)	(6,613,000)
Fair market valuation of warrant and conversion liability	5,071,000	—	—		5,071,000
Other (expense)	(636,000)	—	—		(636,000)

Total other income (expense), net	(2,238,000)	10,000	50,000		(2,178,000)

INCOME BEFORE INCOME TAX (BENEFIT)	2,224,000	(1,385,000)	50,000		889,000

INCOME TAX (BENEFIT)	(611,000)	—	(499,000	)(d)	(1,110,000)

NET INCOME	$2,835,000	$(1,385,000)	$549,000		$1,999,000

Basic earnings per share of common stock	$0.27				$0.19

Weighted average number of basic common shares outstanding	10,548,330				10,548,330

Diluted earnings per share of common stock	$0.27				$0.19

Weighted average number of diluted common shares outstanding	10,548,330				10,548,330
The accompanying notes are an integral part of these unaudited pro forma consolidated condensed financial statements

GLOBAL EMPLOYMENT HOLDINGS, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS

	Year Ended December 2007
	Global				Global
	Employment	Temporary			Employment
	Holdings, Inc.	Placement	Pro Forma		Holdings, Inc.
	(As Reported)	Services, Inc.	Adjustments		(Pro Forma)

REVENUES, net	$173,893,000	$(63,886,000)	$—		$110,007,000
COST OF SERVICES	128,564,000	(53,730,000)	—		74,834,000

GROSS PROFIT	45,329,000	(10,156,000)	—		35,173,000

OPERATING EXPENSES
Selling, general and administrative	37,432,000	(7,610,000)	—		29,822,000
Depreciation and amortization	2,563,000	(80,000)	—		2,483,000

Total operating expenses	39,995,000	(7,690,000)	—		32,305,000

OPERATING INCOME	5,334,000	(2,466,000)	—		2,868,000

OTHER INCOME (EXPENSE)
Interest expense:
Other interest expense, net of interest income	(9,191,000)	—	18,000	(f)	(9,173,000)
Fair market valuation of warrant and conversion liability	15,156,000	—	—		15,156,000
Other (expense)	(422,000)	—	—		(422,000)

Total other income (expense), net	5,543,000	—	18,000		5,561,000

INCOME BEFORE INCOME TAX (BENEFIT)	10,877,000	(2,466,000)	18,000		8,429,000

INCOME TAX (BENEFIT)	(89,000)	—	(916,000	)(d)	(1,005,000)

NET INCOME	$10,966,000	$(2,466,000)	$934,000		$9,434,000

Basic earnings per share of common stock	$1.67				$1.44

Weighted average number of basic common shares outstanding	6,550,054				6,550,054

Diluted earnings per share of common stock	$1.04				$0.94

Weighted average number of diluted common shares outstanding	15,586,644				15,586,644
The accompanying notes are an integral part of these unaudited pro forma consolidated condensed financial statements

Item 9.01 (d) Exhibits

Exhibit #	Description	Reference

10.1	Asset Purchase and Sale Agreement dated as of March 9, 2009, By and Between Global Employment Holdings, Inc., Temporary Placement Service, Inc., And Eastern Staffing, LLC, d.b.a. Select Staffing	Filed herewith

10.2	$250,000 Promissory Note	Filed herewith

10.3	$700,000 Promissory Note	Filed herewith

10.4	Non-Competition Agreement	Filed herewith

10.5	Guarantee	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EMPLOYMENT HOLDINGS, INC.
Date: March 18, 2009	By:	/s/ Dan Hollenbach
Dan Hollenbach
Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Description	Reference

10.1	Asset Purchase and Sale Agreement dated as of March 9, 2009, By and Between Global Employment Holdings, Inc., Temporary Placement Service, Inc., And Eastern Staffing, LLC, d.b.a. Select Staffing	Filed herewith

10.2	$250,000 Promissory Note	Filed herewith

10.3	$700,000 Promissory Note	Filed herewith

10.4	Non-Competition Agreement	Filed herewith

10.5	Guarantee	Filed herewith